UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08547

                          Pioneer Series Trust XII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2018 through August 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer Disciplined
                              Growth Fund

--------------------------------------------------------------------------------
                              Annual Report | August 31, 2019
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A    PINDX
                              Class C    INDCX
                              Class Y    INYDX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          23

Notes to Financial Statements                                                 30

Report of Independent Registered Public Accounting Firm                       38

Additional Information                                                        40

Trustees, Officers and Service Providers                                      41

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 3

Portfolio Management Discussion | 8/31/19

In the following interview, Craig Sterling discusses the factors that affected the performance of Pioneer Disciplined Growth Fund during the 12-month period ended August 31, 2019. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for day-to-day management of the Fund's investment portfolio, along with Ashesh ("Ace") Savla, a vice president, Team Leader of U.S. Equity Quantitative Research, and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the 12-month period ended August 31, 2019?

A Pioneer Disciplined Growth Fund's Class A shares returned 6.84% at net asset value during the 12-month period ended August 31, 2019, while the Fund's benchmark, the Russell 1000 Growth Index, returned 4.27%. During the same period, the average return of the 1,382 mutual funds in Morningstar's Large Growth Funds category was 2.69%.

Q How would you describe the market environment for investors over the 12-month period ended August 31, 2019?

A Entering the period, robust economic data and corporate earnings results boosted market sentiment for riskier assets, outweighing concerns over trade disputes between the U.S. and some of its key partners. The U.S. Federal Reserve ("Fed") raised interest rates for a third time in 2018 at its September meeting, but equities continued to move higher and the market performed well through the end of the third quarter.

      Conditions reversed in the fourth quarter of 2018, however, and it proved to be one of the most challenging three-month periods for investors in roughly a decade. A number of issues converged to produce poor returns for equities heading into the end of the calendar year, including escalating trade tensions between the U.S. and China as well as concerns that the Fed would "overshoot" and raise interest rates too high after doing so again in December, the fourth rate increase in 2018.

      Investor sentiment rebounded in January 2019 as Fed Chairman Powell indicated that interest-rate policy (that is, continued increases) was not on a fixed course. Later, the Fed issued another statement announcing that it

4 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 was prepared to be "patient" on further rate hikes, given "muted inflation pressures." In addition, positive employment and manufacturing data helped boost risk sentiment at the beginning of the 2019 calendar year.

      Despite some interim volatility, riskier assets generally maintained a firm tone through the end of April 2019. In May, however, President Trump's announcement of plans to institute a 25% tariff on approximately $200 billion worth of Chinese goods led to another brief market downturn, as it became clear that a comprehensive trade deal between the two countries was not going to be easy to achieve. At that point, the Fed signaled a willingness to implement one or more cuts in the federal funds rate before the end of 2019, and later implemented a 0.25% rate reduction in July. The Fed's action on interest rates helped contribute to solid returns in the domestic equity markets over the final three months of the period.

      U.S. equity markets turned in positive, if unspectacular performance over the full 12-month period ended August 31, 2019. Growth stocks, as measured by the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 4.27%, while value stocks, as measured by the Russell 1000 Value Index, returned 0.62%.

Q Which of your investment decisions benefited the Fund's benchmark-relative performance during the 12-month period ended August 31, 2019?

A The information technology sector was the biggest positive contributor to the Fund's outperformance of its benchmark over the 12-month period. Within information technology, the portfolio's significant underweight when the late-2018 market correction occurred was a key contributor to benchmark-relative outperformance. Technology stock prices peaked around October 1, 2018, and the Fund was 11% underweight in the sector versus the benchmark at that time, due to valuation concerns. Therefore, when the fourth-quarter correction happened, the Fund's large underweight benefited benchmark-relative returns. After the downturn when valuations were much improved, we increased the Fund's weighting, and by February 1, 2019, the portfolio was actually overweight in the sector versus the Russell Index. The overweight benefited the Fund's relative results when the sector rallied along with the rest of the equity market in early 2019. We then reduced the Fund's weighting when valuations began to swing back upward, and the portfolio was again meaningfully underweight to information technology by period-end.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 5

      Stock selection in health care, consumer discretionary, and materials also aided the Fund's benchmark-relative returns. In health care, we avoided owning many of the "big pharma" and biotechnology stocks on concerns over political rhetoric in Washington and the future of drug pricing. The avoidance of such stocks benefited the Fund's benchmark-relative performance when share prices of companies in those sub-sectors began to dip as the 12-month period progressed.

      As for individual stocks, Apple was the top positive contributor to the Fund's benchmark-relative returns over the 12-month period. The Fund did not own the stock back in October 2018, and that benefited benchmark-relative performance during the late-year market correction. We then established a position in Apple when the valuation improved, which aided relative returns when the market subsequently rallied. We reduced the Fund's position prior to period-end when the valuation moved higher, but still own shares of Apple in the portfolio. Other positive contributors to the Fund's benchmark-relative returns within information technology were our avoidance of NVIDIA, which designs graphics-processing units for the gaming and other markets. NVIDIA's share price tumbled during the market correction in late 2018, and so not owning the stock aided the Fund's benchmark-relative results. Software firm Red Hat also aided the Fund's relative performance, as the portfolio owned shares of Red Hat right before IBM purchased the company at a premium in the latter part of the period.

      In consumer discretionary, e-commerce giant Amazon was a key contributor to benchmark-relative results. Similar to the case with Apple, the portfolio did not own Amazon when the 12-month period began, and not owning the stock helped the Fund's performance during the fourth-quarter 2018 market meltdown. We added a position in Amazon later on, due to an improved valuation, and by July 2019, the stock had rallied back to near its share price prior to the market correction.

      In materials, the Fund's position in Ball Corp. (Ball) contributed positively to benchmark-relative performance. Ball makes metal cans for beer and soda and other products, and it has benefited from the consumer backlash against single-use plastic bottles, as its share price was up significantly for the full 12-month period.

6 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Q Which of your investment decisions detracted from the Fund's benchmark-relative performance during the 12-month period ended August 31, 2019?

A The primary detractor from the Fund's relative returns over the 12-month period was stock selection in the industrials sector. The Fund was overweight versus the benchmark in capital goods, where we underestimated the impact of a deceleration in industrial activity and reduced capital expenditures ("capex") driven by trade frictions and concerns over a potential economic slowdown. As a result, several of the Fund's holdings in industrials struggled during the period. While the economy and the U.S. consumer still appear to be in good shape, the capex spending cycle is not, and so we have been very careful about reviewing any potential embedded risks in the portfolio.

      Within industrials, the Fund's position in FedEx was a big detractor from relative performance. FedEx struggled due to a poor first-quarter 2019 earnings report and full-year 2019 outlook. The company's recent difficulties caused us to rethink our original investment thesis, and we chose to exit the Fund's position. Other portfolio positions that detracted from the Fund's relative returns included Abiomed, a medical technology company that makes products related to the treatment of heart failure patients. The company's sales have decelerated of late, but we still like the stock and continue to hold the shares in the portfolio. A position in social-media leader Facebook also hurt the Fund's benchmark-relative results during the period. Shares of Facebook declined in late 2018/early 2019 due to highly publicized concerns over anti-competitive behavior and the company's ability to safeguard users' privacy, and so we reduced the Fund's stake. However, the stock price subsequently rebounded, and the underweight position during the rally had a negative effect on the Fund's relative performance. Finally, a position in software firm salesforce.com detracted from the Fund's benchmark-relative results, mainly because the company made a big acquisition that spurred a negative market reaction. We still like salesforce, as we believe it is a long-term structural winner in software, and continue to hold the stock in the portfolio.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 7

Q Did you invest in any derivative securities during the 12-month period ended August 31, 2019? If so, did the derivatives have a material effect on the Fund's performance?

A     No, the Fund held no derivatives during the period.

Q     How is the Fund positioned heading into a new fiscal year?

A As we mentioned earlier, we moved the portfolio from an overweight versus the Russell 1000 Growth Index in information technology last February to a significant underweight by period-end (-7% versus the benchmark), as our fundamental, bottom-up investment process has struggled to find value in the sector, particularly in software & services. The Fund is also underweight to industrials due to lingering concerns about a potential economic slowdown. The portfolio's largest benchmark-relative overweight at period-end is in financials, as we believe there is a lot of value in the sector. To illustrate, one recent value-driven addition to the portfolio in the sector is a position in Berkshire Hathaway, as we believe the sum of the company's many disparate parts -- such as insurance, industrials, and equity investments -- are trading at a discount to its intrinsic value. In addition, we have continued to find compelling risk/reward outcomes in stocks like Progressive and Blackrock. Finally, the portfolio is overweight to consumer discretionary, as we remain positive on the condition of the U.S. consumer, and believe that the retailers the Fund owns, such as Home Depot, Booking, and TJX, can fare well in an Amazon-driven world (that is, e-commerce). Among low-volatility stocks, the portfolio is overweight to real estate, as the value of the group is trading at a meaningful discount to that (volatility) factor.

Q     What is your outlook for the remainder of 2019?

A In early September, the market saw a sharp value rally as the relative-valuation spread versus growth/low-beta/momentum was at historic proportions, while investor sentiment was so negative that the risk of value stocks performing was to the upside. Put another way, at some point, valuations can become so depressed that negative fundamental developments, slowing earnings growth, trade conflicts, a decelerating economy, and other factors are more-or-less priced in to shares, and that if subsequent, incremental information releases are not as bad as feared, or perhaps even positive, stock prices can react quite positively. The market was on this path at that time, but the value rally did not last, as a confluence of events in mid-September brought about new fears for

8 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 investors to digest. The events included an attack on half of Saudi Arabia's oil facilities, an impeachment inquiry of President Trump, and a decelerating economy.

      Our general view and the Fund's resulting bottom-up positioning is that the risk for value is to the upside, as most market fears do seem priced in, and valuations for shares of quality, cyclical value companies is compelling. We will always seek to position the Fund where we find the most relative value. With the benchmark Russell Index up by more than 23% year to date through August 31, we believe valuation support will serve the Fund's investors well should growth stocks meaningfully correct relative to value.

      While these views are current through the end of the 12-month period, information constantly and rapidly changes, given uncertainties about the global economy, trade conflicts, and the upcoming 2020 U.S. Presidential election. We continue to rely on the combination of our experienced fundamental analyst team and a proprietary corporate performance and valuation framework grounded in business-model economics, or economic value added ("EVA"). We believe those two key investment-process components are critical to the success of the Fund, given the evolving secular and cyclical shifts taking place in nearly every industry and the changing political and economic environments.

                     Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 9

Please refer to the Schedule of Investments on pages 18-22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund may invest in fewer than 40 securities, and as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Portfolio Summary | 8/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                              94.8%
U.S. Government and Agency Obligations                                      5.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     29.2%
Health Care                                                                16.6%
Consumer Discretionary                                                     15.8%
Financials                                                                 12.7%
Communication Services                                                      8.8%
Consumer Staples                                                            5.5%
Industrials                                                                 5.1%
Real Estate                                                                 4.6%
Materials                                                                   1.1%
Energy                                                                      0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Microsoft Corp.                                                        7.79%
--------------------------------------------------------------------------------
 2. Alphabet, Inc.                                                         6.25
--------------------------------------------------------------------------------
 3. Amazon.com, Inc.                                                       4.93
--------------------------------------------------------------------------------
 4. Home Depot, Inc.                                                       3.85
--------------------------------------------------------------------------------
 5. Apple, Inc.                                                            3.79
--------------------------------------------------------------------------------
 6. United States Treasury Bill, 9/24/19                                   3.74
--------------------------------------------------------------------------------
 7. Visa, Inc.                                                             3.13
--------------------------------------------------------------------------------
 8. UnitedHealth Group, Inc.                                               3.03
--------------------------------------------------------------------------------
 9. Berkshire Hathaway, Inc., Class B                                      2.97
--------------------------------------------------------------------------------
10. Merck & Co., Inc.                                                      2.97
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 11

Prices and Distributions | 8/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                 8/31/19                    8/31/18
--------------------------------------------------------------------------------
      A                     $16.92                     $19.74
--------------------------------------------------------------------------------
      C                     $14.42                     $17.51
--------------------------------------------------------------------------------
      Y                     $17.41                     $20.19
--------------------------------------------------------------------------------

Distributions per Share: 9/1/18-8/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net
                   Investment         Short-Term              Long-Term
     Class          Income           Capital Gains           Capital Gains
--------------------------------------------------------------------------------
      A             $0.0016              $ --                  $3.6928
--------------------------------------------------------------------------------
      C             $    --              $ --                  $3.6928
--------------------------------------------------------------------------------
      Y             $0.0277              $ --                  $3.6928
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged measure of the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-15.

12 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Performance Update | 8/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2019)
------------------------------------------------------
                     Net       Public      Russell
                     Asset     Offering    1000
                     Value     Price       Growth
Period               (NAV)     (POP)       Index
------------------------------------------------------
10 years             13.64%    12.97%      15.42%
5 years              10.19      8.89       13.06
1 year                6.84      0.70        4.27
------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
------------------------------------------------------
Gross
------------------------------------------------------
1.05%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Disciplined             Russell 1000
                Growth Fund                     Growth Index
8/09            $ 9,425                         $10,000
8/10            $ 9,942                         $10,614
8/11            $12,090                         $13,158
8/12            $14,201                         $15,443
8/13            $16,555                         $17,979
8/14            $20,840                         $22,706
8/15            $21,378                         $23,672
8/16            $22,912                         $26,168
8/17            $26,954                         $31,615
8/18            $31,682                         $40,223
8/19            $33,849                         $41,942

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 13

Performance Update | 8/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2019)
------------------------------------------------------
                                           Russell
                                           1000
                     If        If          Growth
Period               Held      Redeemed    Index
------------------------------------------------------
10 years             12.67%    12.67%      15.42%
5 years               9.30      9.30       13.06
1 year                6.04      6.04        4.27
------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
------------------------------------------------------
Gross
------------------------------------------------------
1.87%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Disciplined             Russell 1000
                Growth Fund                     Growth Index
8/09            $10,000                         $10,000
8/10            $10,449                         $10,614
8/11            $12,599                         $13,158
8/12            $14,667                         $15,443
8/13            $16,946                         $17,979
8/14            $21,145                         $22,706
8/15            $21,513                         $23,672
8/16            $22,858                         $26,168
8/17            $26,671                         $31,615
8/18            $31,101                         $40,223
8/19            $32,978                         $41,942

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Performance Update | 8/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2019)
------------------------------------------------------
                                           Russell
                                           1000
                         Net Asset         Growth
Period                   Value (NAV)       Index
------------------------------------------------------
10 years                 13.97%            15.42%
5 years                  10.46             13.06
1 year                    7.09              4.27
------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
------------------------------------------------------
Gross
------------------------------------------------------
0.87%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Disciplined             Russell 1000
                Growth Fund                     Growth Index
8/09            $ 5,000,000                     $ 5,000,000
8/10            $ 5,288,773                     $ 5,307,216
8/11            $ 6,456,119                     $ 6,578,800
8/12            $ 7,610,324                     $ 7,721,360
8/13            $ 8,896,427                     $ 8,989,635
8/14            $11,245,932                     $11,352,938
8/15            $11,574,820                     $11,836,097
8/16            $12,438,453                     $13,083,868
8/17            $14,669,770                     $15,807,398
8/18            $17,269,566                     $20,111,325
8/19            $18,494,433                     $20,970,751

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.


This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from March 1, 2019 through August 31, 2019.

--------------------------------------------------------------------------------
Share Class                                 A            C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00     $1,000.00     $1,000.00
Value on 3/1/19
--------------------------------------------------------------------------------
Ending Account                          $1,083.24     $1,079.40     $1,085.33
Value (after expenses)
on 8/31/19
--------------------------------------------------------------------------------
Expenses Paid                               $5.62         $9.80         $4.36
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.87%, and 0.83% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2019 through August 31, 2019.

--------------------------------------------------------------------------------
Share Class                                 A            C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00     $1,000.00     $1,000.00
Value on 3/1/19
--------------------------------------------------------------------------------
Ending Account                          $1,019.81     $1,015.78     $1,021.02
Value (after expenses)
on 8/31/19
--------------------------------------------------------------------------------
Expenses Paid                               $5.45         $9.50         $4.23
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.87%, and 0.83% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 17

Schedule of Investments | 8/31/19

--------------------------------------------------------------------------------------------------
Shares                                                                              Value
--------------------------------------------------------------------------------------------------
                     UNAFFILIATED ISSUERS -- 101.9%
                     COMMON STOCKS -- 96.6% of Net Assets
                     Auto Components -- 1.8%
   290,450           Aptiv Plc                                                      $   24,156,727
                                                                                    --------------
                     Total Auto Components                                          $   24,156,727
--------------------------------------------------------------------------------------------------
                     Banks -- 0.2%
    15,909(a)        SVB Financial Group                                            $    3,096,210
                                                                                    --------------
                     Total Banks                                                    $    3,096,210
--------------------------------------------------------------------------------------------------
                     Beverages -- 1.7%
   158,168           PepsiCo., Inc.                                                 $   21,626,311
                                                                                    --------------
                     Total Beverages                                                $   21,626,311
--------------------------------------------------------------------------------------------------
                     Capital Markets -- 2.1%
    42,943           BlackRock, Inc.                                                $   18,145,994
    95,209           Intercontinental Exchange, Inc.                                     8,900,137
                                                                                    --------------
                     Total Capital Markets                                          $   27,046,131
--------------------------------------------------------------------------------------------------
                     Chemicals -- 0.5%
    29,187           Ecolab, Inc.                                                   $    6,021,570
                                                                                    --------------
                     Total Chemicals                                                $    6,021,570
--------------------------------------------------------------------------------------------------
                     Commercial Services & Supplies -- 1.2%
   128,609           Waste Management, Inc.                                         $   15,349,484
                                                                                    --------------
                     Total Commercial Services & Supplies                           $   15,349,484
--------------------------------------------------------------------------------------------------
                     Communications Equipment -- 1.4%
    80,384(a)        Arista Networks, Inc.                                          $   18,216,622
                                                                                    --------------
                     Total Communications Equipment                                 $   18,216,622
--------------------------------------------------------------------------------------------------
                     Containers & Packaging -- 0.7%
   114,385           Ball Corp.                                                     $    9,197,698
                                                                                    --------------
                     Total Containers & Packaging                                   $    9,197,698
--------------------------------------------------------------------------------------------------
                     Diversified Financial Services -- 3.0%
   195,232(a)        Berkshire Hathaway, Inc., Class B                              $   39,712,141
                                                                                    --------------
                     Total Diversified Financial Services                           $   39,712,141
--------------------------------------------------------------------------------------------------
                     Electronic Equipment, Instruments & Components -- 3.3%
   384,090           Amphenol Corp.                                                 $   33,623,239
    76,990           CDW Corp.                                                           8,892,345
                                                                                    --------------
                     Total Electronic Equipment, Instruments & Components           $   42,515,584
--------------------------------------------------------------------------------------------------
                     Entertainment -- 0.3%
    63,487(a)        Live Nation Entertainment, Inc.                                $    4,412,981
                                                                                    --------------
                     Total Entertainment                                            $    4,412,981
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

--------------------------------------------------------------------------------------------------
Shares                                                                              Value
--------------------------------------------------------------------------------------------------
                     Equity Real Estate Investment Trusts (REIT) -- 4.7%
   217,525           Digital Realty Trust, Inc.                                     $   26,892,616
    85,094           Essex Property Trust, Inc.                                         27,337,298
    83,819           Prologis, Inc.                                                      7,008,945
                                                                                    --------------
                     Total Equity Real Estate Investment Trusts (REIT)              $   61,238,859
--------------------------------------------------------------------------------------------------
                     Food & Staples Retailing -- 3.3%
    63,254           Costco Wholesale Corp.                                         $   18,644,749
   332,557           Sysco Corp.                                                        24,718,962
                                                                                    --------------
                     Total Food & Staples Retailing                                 $   43,363,711
--------------------------------------------------------------------------------------------------
                     Health Care Equipment & Supplies -- 3.2%
    54,432(a)        ABIOMED, Inc.                                                  $   10,509,186
    11,828           Cooper Cos., Inc.                                                   3,663,723
   130,540           Medtronic Plc                                                      14,083,961
    66,975           Procter & Gamble Co.                                                8,052,404
    37,017           ResMed, Inc.                                                        5,156,468
                                                                                    --------------
                     Total Health Care Equipment & Supplies                         $   41,465,742
--------------------------------------------------------------------------------------------------
                     Health Care Providers & Services -- 4.8%
    79,090           Humana, Inc.                                                   $   22,399,079
   173,299           UnitedHealth Group, Inc.                                           40,551,966
                                                                                    --------------
                     Total Health Care Providers & Services                         $   62,951,045
--------------------------------------------------------------------------------------------------
                     Household Products -- 0.6%
    40,280(a)        Align Technology, Inc.                                         $    7,375,671
                                                                                    --------------
                     Total Household Products                                       $    7,375,671
--------------------------------------------------------------------------------------------------
                     Information Technology -- 0.2%
    60,102           Cisco Systems, Inc.                                            $    2,813,375
                                                                                    --------------
                     Total Information Technology                                   $    2,813,375
--------------------------------------------------------------------------------------------------
                     Insurance -- 2.3%
   108,341           Marsh & McLennan Cos., Inc.                                    $   10,822,182
   261,544           Progressive Corp.                                                  19,825,035
                                                                                    --------------
                     Total Insurance                                                $   30,647,217
--------------------------------------------------------------------------------------------------
                     Interactive Media & Services -- 8.7%
    70,240(a)        Alphabet, Inc.,                                                $   83,622,827
    10,676(a)        Alphabet, Inc., Class C                                           12,684,156
    94,344(a)        Facebook, Inc.,                                                    17,516,851
                                                                                    --------------
                     Total Interactive Media & Services                             $  113,823,834
--------------------------------------------------------------------------------------------------
                     Internet & Direct Marketing Retail -- 7.1%
    37,130(a)        Amazon.com, Inc.                                               $   65,953,648
    14,132(a)        Booking Holdings, Inc.                                             27,789,306
                                                                                    --------------
                     Total Internet & Direct Marketing Retail                       $   93,742,954
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 19

--------------------------------------------------------------------------------------------------
Shares                                                                              Value
--------------------------------------------------------------------------------------------------
                     IT Services -- 6.4%
   132,262           Accenture Plc                                                  $   26,210,360
   256,522           Cognizant Technology Solutions Corp.                               15,747,886
   231,337           Visa, Inc.                                                         41,830,356
                                                                                    --------------
                     Total IT Services                                              $   83,788,602
--------------------------------------------------------------------------------------------------
                     Life Sciences Tools & Services -- 0.6%
    11,078(a)        Mettler-Toledo International, Inc.                             $    7,275,920
                                                                                    --------------
                     Total Life Sciences Tools & Services                           $    7,275,920
--------------------------------------------------------------------------------------------------
                     Machinery -- 1.4%
    91,112           Stanley Black & Decker, Inc.                                   $   12,105,140
    90,443           Xylem, Inc.                                                         6,928,838
                                                                                    --------------
                     Total Machinery                                                $   19,033,978
--------------------------------------------------------------------------------------------------
                     Multiline Retail -- 0.6%
    52,086           Dollar General Corp.                                           $    8,130,104
                                                                                    --------------
                     Total Multiline Retail                                         $    8,130,104
--------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable Fuels -- 0.6%
   106,546           EOG Resources, Inc.                                            $    7,904,648
                                                                                    --------------
                     Total Oil, Gas & Consumable Fuels                              $    7,904,648
--------------------------------------------------------------------------------------------------
                     Pharmaceuticals -- 8.4%
   503,828(a)        Elanco Animal Health, Inc.                                     $   13,109,604
   256,943           Eli Lilly & Co.                                                    29,026,851
   458,967           Merck & Co., Inc.                                                  39,686,876
   278,260           Novo Nordisk AS (A.D.R.)                                           14,500,129
   112,670           Zoetis, Inc.                                                       14,243,741
                                                                                    --------------
                     Total Pharmaceuticals                                          $  110,567,201
--------------------------------------------------------------------------------------------------
                     Road & Rail -- 1.4%
    53,647           Kansas City Southern                                           $    6,748,793
    68,900           Norfolk Southern Corp.                                             11,992,045
                                                                                    --------------
                     Total Road & Rail                                              $   18,740,838
--------------------------------------------------------------------------------------------------
                     Semiconductors & Semiconductor Equipment -- 0.8%
    47,034           Lam Research Corp.                                             $    9,901,127
                                                                                    --------------
                     Total Semiconductors & Semiconductor Equipment                 $    9,901,127
--------------------------------------------------------------------------------------------------
                     Software -- 13.3%
   113,502(a)        Adobe, Inc.                                                    $   32,292,454
    73,467           Intuit, Inc.                                                       21,184,944
   755,347           Microsoft Corp.                                                   104,132,137
   112,511(a)        salesforce.com, Inc.                                               17,559,592
                                                                                    --------------
                     Total Software                                                 $  175,169,127
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

---------------------------------------------------------------------------------------------------
Shares                                                                              Value
---------------------------------------------------------------------------------------------------
                     Specialty Retail -- 6.5%
   225,959           Home Depot, Inc.                                               $   51,498,316
   604,479           TJX Cos., Inc.                                                     33,228,210
                                                                                    ---------------
                     Total Specialty Retail                                         $   84,726,526
---------------------------------------------------------------------------------------------------
                     Technology Hardware, Storage & Peripherals -- 4.4%
   242,676           Apple, Inc.                                                    $   50,656,188
   161,903           NetApp, Inc.                                                        7,781,058
                                                                                    ---------------
                     Total Technology Hardware, Storage & Peripherals               $   58,437,246
---------------------------------------------------------------------------------------------------
                     Trading Companies & Distributors -- 1.1%
   129,565(a)        United Rentals, Inc.                                           $   14,583,837
                                                                                    ---------------
                     Total Trading Companies & Distributors                         $   14,583,837
---------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost $1,046,223,420)                                          $1,267,033,021
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                     5.3% of Net Assets
20,000,000(b)        U.S. Treasury Bills, 9/17/19                                   $   19,984,240
50,000,000(b)        U.S. Treasury Bills, 9/24/19                                       49,940,500
---------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                     (Cost $69,916,370)                                             $   69,924,740
---------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 101.9%
                     (Cost $1,116,139,790)                                          $1,336,957,761
---------------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- (1.9)%                         $  (24,512,458)
---------------------------------------------------------------------------------------------------
                     NET ASSETS -- 100.0%                                           $1,312,445,303
===================================================================================================

REIT       Real Estate Investment Trust.

(A.D.R.)   American Depositary Receipts.

(a)        Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2019, aggregated $1,362,123,979 and $1,450,635,435, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2019, the Fund did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 21

At August 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,119,954,035 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                  $244,556,400
   Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                   (27,552,674)
                                                                                ------------
   Net unrealized appreciation                                                  $217,003,726
                                                                                ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2019, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                         Level 1            Level 2         Level 3     Total
-------------------------------------------------------------------------------------------------------
Common Stocks                            $1,267,033,021     $        --     $ --        $1,267,033,021
U.S. Government and
 Agency Obligations                                  --      69,924,740       --            69,924,740
-------------------------------------------------------------------------------------------------------
Total Investments in Securities          $1,267,033,021     $69,924,740     $ --        $1,336,957,761
=======================================================================================================

During the year ended August 31, 2019, there were no transfer between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Statement of Assets and Liabilities | 8/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,116,139,790)           $1,336,957,761
  Cash                                                                               4,004,875
  Receivables --
     Investment securities sold                                                      5,107,467
     Fund shares sold                                                                   77,091
     Dividends                                                                       1,000,716
  Other assets                                                                          30,552
----------------------------------------------------------------------------------------------
        Total assets                                                            $1,347,178,462
==============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $   33,863,038
     Fund shares repurchased                                                           421,427
     Trustees' fees                                                                     10,009
  Due to affiliates                                                                    129,286
  Accrued expenses                                                                     309,399
----------------------------------------------------------------------------------------------
        Total liabilities                                                       $   34,733,159
==============================================================================================
NET ASSETS:
  Paid-in capital                                                               $1,039,721,880
  Distributable earnings                                                           272,723,423
----------------------------------------------------------------------------------------------
        Net assets                                                              $1,312,445,303
==============================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
  Class A (based on $1,255,197,655/74,171,032 shares)                           $        16.92
  Class C (based on $11,832,079/820,576 shares)                                 $        14.42
  Class Y (based on $45,415,569/2,608,186 shares)                               $        17.41
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $16.92 net asset value per share/100%-5.75%
     maximum sales charge)                                                      $        17.95
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 23

Statement of Operations
For the Year Ended 8/31/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $18,584)                                                  $14,454,421
  Interest from unaffiliated issuers                                        822,838
------------------------------------------------------------------------------------------------------
     Total investment income                                                               $15,277,259
------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $ 8,035,825
  Administrative expense                                                    606,770
  Transfer agent fees
     Class A                                                                778,220
     Class C                                                                 14,661
     Class Y                                                                 49,726
  Distribution fees
     Class A                                                              2,991,865
     Class C                                                                131,878
  Shareowner communications expense                                         387,733
  Custodian fees                                                             26,776
  Registration fees                                                          74,756
  Professional fees                                                          97,845
  Printing expense                                                           29,846
  Pricing fees                                                                  175
  Trustees' fees                                                             55,947
  Insurance expense                                                           8,033
  Miscellaneous                                                             107,759
------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $13,397,815
------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 1,879,444
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                $64,926,026
     Class actions                                                          601,856        $65,527,882
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                   $16,271,217
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $81,799,099
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $83,678,543
======================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------
                                                                  Year Ended              Year Ended
                                                                  8/31/19                 8/31/18
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $    1,879,444          $      204,017
Net realized gain (loss) on investments                               65,527,882             256,309,344
Change in net unrealized appreciation (depreciation)
  on investments                                                      16,271,217             (55,250,748)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                            $   83,678,543          $  201,262,613
=========================================================================================================
DISTRIBUTIONS TO SHAREOWNERS*:
     Class A ($3.69 and $2.34 per share, respectively)            $ (228,988,197)         $ (135,366,319)
     Class C ($3.69 and $2.31 per share, respectively)                (2,874,832)             (2,885,984)
     Class Y ($3.72 and $2.38 per share, respectively)                (9,057,630)             (5,411,425)
---------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                         $ (240,920,659)         $ (143,663,728)
=========================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                 $   65,637,243          $   61,094,815
Reinvestment of distributions                                        238,430,013             142,153,183
Cost of shares repurchased                                          (141,492,116)           (130,398,793)
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                         $  162,575,140          $   72,849,205
---------------------------------------------------------------------------------------------------------
     Net increase in net assets                                   $    5,333,024          $  130,448,090
---------------------------------------------------------------------------------------------------------
NET ASSETS**:
Beginning of year                                                 $1,307,112,279          $1,176,664,189
---------------------------------------------------------------------------------------------------------
End of year                                                       $1,312,445,303          $1,307,112,279
=========================================================================================================
* For the year ended August 31, 2018, distributions to shareowners were presented as follows:
  Net investment income:
     Class A ($0.03 per share)                                                            $   (1,901,718)
     Class Y ($0.07 per share)                                                                  (167,430)
  Net realized gain:
     Class A ($2.31 per share)                                                              (133,464,601)
     Class C ($2.31 per share)                                                                (2,885,984)
     Class Y ($2.31 per share)                                                                (5,243,995)
**For the year ended August 31, 2018, undistributed net investment income was presented as follows:
  $197,287.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 25

-------------------------------------------------------------------------------------------------------
                                      Year Ended      Year Ended         Year Ended      Year Ended
                                      8/31/19         8/31/19            8/31/18         8/31/18
                                      Shares          Amount             Shares          Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                            3,408,233      $  57,305,472       2,515,632      $  47,669,638
Reinvestment of distributions         15,145,897        227,025,180       7,478,649        134,125,255
Less shares repurchased               (6,863,535)      (113,391,117)     (5,894,499)      (112,133,974)
-------------------------------------------------------------------------------------------------------
     Net increase                     11,690,595      $ 170,939,535       4,099,782      $  69,660,919
=======================================================================================================
Class C
Shares sold                              143,845      $   2,039,764         196,531      $   3,334,063
Reinvestment of distributions            220,063          2,825,613         179,124          2,860,688
Less shares repurchased                 (899,933)       (14,580,428)       (310,447)        (5,266,755)
-------------------------------------------------------------------------------------------------------
     Net increase (decrease)            (536,025)     $  (9,715,051)         65,208      $     927,996
=======================================================================================================
Class Y
Shares sold                              388,485      $   6,292,007         518,148      $  10,091,114
Reinvestment of distributions            556,866          8,579,220         281,453          5,167,240
Less shares repurchased                 (818,290)       (13,520,571)       (669,114)       (12,998,064)
-------------------------------------------------------------------------------------------------------
     Net increase                        127,061      $   1,350,656         130,487      $   2,260,290
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year             Year          Year        Year
                                                                 Ended          Ended            Ended         Ended       Ended
                                                                 8/31/19        8/31/18          8/31/17       8/31/16*    8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $    19.74     $    18.99       $    17.53    $  17.34    $  17.93
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $     0.02(a)  $     0.00(a)(b) $     0.05(a) $   0.06(a) $   0.05
  Net realized and unrealized gain (loss) on investments               0.85           3.09             2.80        1.18        0.43
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $     0.87     $     3.09       $     2.85    $   1.24    $   0.48
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $    (0.00)(b) $    (0.03)      $    (0.04)   $  (0.05)   $  (0.16)
  Net realized gain                                                   (3.69)         (2.31)           (1.35)      (1.00)      (0.91)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $    (3.69)    $    (2.34)      $    (1.39)   $  (1.05)   $  (1.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $    (2.82)    $     0.75       $     1.46    $   0.19    $  (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $    16.92     $    19.74       $    18.99    $  17.53    $  17.34
====================================================================================================================================
Total return (c)                                                       6.84%         17.54%           17.64%       7.18%       2.58%
Ratio of net expenses to average net assets                            1.07%          1.05%            1.10%       1.13%       1.14%
Ratio of net investment income (loss) to average net assets            0.15%          0.02%            0.26%       0.38%       0.33%
Portfolio turnover rate                                                 111%            98%              76%        118%         49%
Net assets, end of period (in thousands)                         $1,255,198     $1,233,268       $1,108,910    $993,736    $973,492
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       8/31/19      8/31/18      8/31/17      8/31/16*     8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $ 17.51      $ 17.19      $ 16.08      $ 16.07      $ 16.72
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income (loss)                                         $ (0.09)(b)  $ (0.13)(b)  $ (0.09)(b)  $ (0.08)(b)  $ (0.09)
  Net realized and unrealized gain (loss) on investments                  0.69         2.76         2.55         1.09         0.40
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  0.60      $  2.63      $  2.46      $  1.01      $  0.31
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $    --      $    --      $    --      $    --      $ (0.05)
  Net realized gain                                                      (3.69)       (2.31)       (1.35)       (1.00)       (0.91)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (3.69)     $ (2.31)     $ (1.35)     $ (1.00)     $ (0.96)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (3.09)     $  0.32      $  1.11    $    0.01      $ (0.65)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 14.42      $ 17.51      $ 17.19      $ 16.08      $ 16.07
====================================================================================================================================
Total return (c)                                                          6.04%(d)    16.61%       16.68%        6.26%        1.74%
Ratio of net expenses to average net assets                               1.87%        1.87%        1.94%        1.98%        2.00%
Ratio of net investment income (loss) to average net assets              (0.65)%      (0.79)%      (0.58)%      (0.48)%      (0.51)%
Portfolio turnover rate                                                    111%          98%          76%         118%          49%
Net assets, end of period (in thousands)                               $11,832      $23,754      $22,201      $20,776      $23,020
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales were taken into account.

(d) If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2019, the total return would have been 5.97%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Year         Year        Year        Year         Year
                                                                          Ended        Ended       Ended       Ended        Ended
                                                                          8/31/19      8/31/18     8/31/17     8/31/16*     8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                      $ 20.19      $ 19.38     $ 17.86     $ 17.66      $ 18.24
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                            $  0.07(a)   $  0.04(a)  $  0.09(a)  $  0.11(a)   $  0.10
  Net realized and unrealized gain (loss) on investments                     0.87         3.15        2.87        1.20         0.45
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $  0.94      $  3.19     $  2.96     $  1.31      $  0.55
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                   $ (0.03)     $ (0.07)    $ (0.09)    $ (0.11)     $ (0.22)
  Net realized gain                                                         (3.69)       (2.31)      (1.35)      (1.00)       (0.91)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $ (3.72)     $ (2.38)    $ (1.44)    $ (1.11)     $ (1.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $ (2.78)     $  0.81     $  1.52     $  0.20      $ (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 17.41      $ 20.19     $ 19.38     $ 17.86      $ 17.66
====================================================================================================================================
Total return (b)                                                             7.09%(c)    17.72%      17.94%       7.46%(d)     2.93%
Ratio of net expenses to average net assets                                  0.83%        0.87%       0.85%       0.86%        0.82%
Ratio of net investment income (loss) to average net assets                  0.39%        0.20%       0.50%       0.65%        0.70%
Portfolio turnover rate                                                       111%          98%         76%        118%          49%
Net assets, end of period (in thousands)                                  $45,416      $50,090     $45,553     $42,721      $33,867
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2019, the total return would have been 7.03%.

(d) If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2016, the total return would have been 7.40%.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 29

Notes to Financial Statements | 8/31/19

1. Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund (the "Fund") is a diversified series of Pioneer Series Trust XII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K and Class R shares had not commenced operations as of August 31, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

30 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 31 valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At August 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required.

32 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

      As of August 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                       2019               2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                           $    203,618       $ 33,054,829
      Long-term capital gain                     240,717,041        110,608,899
      --------------------------------------------------------------------------
          Total                                 $240,920,659       $143,663,728
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax-basis at August 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  5,606,633
      Undistributed long term capital gain                           50,113,064
      Net unrealized appreciation                                   217,003,726
      --------------------------------------------------------------------------
          Total                                                    $272,723,423
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $41,892 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2019.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 33

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or

34 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 35 they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      For the year ended August 31, 2019, the Fund had no open repurchase agreements.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $5 billion. For the year ended August 31, 2019, the effective management fee was equal to 0.64% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $93,864 in management fees and administrative costs payable to the Adviser at August 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $380,568
Class C                                                                   5,775
Class Y                                                                   1,390
--------------------------------------------------------------------------------
 Total                                                                 $387,733
================================================================================

36 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,422 in distribution fees payable to the Distributor at August 31, 2019.

In addition, Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 6 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2019, CDSCs in the amount of $1,230 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2019, the Fund had no borrowings under the credit facility.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Pioneer Series Trust XII:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Series Trust XII (the "Trust") (comprising the Pioneer Disciplined Growth Fund (individually referred to as the "Fund")), including the schedule of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). The financial highlights for the periods ended August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising Pioneer Series Trust XII at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

38 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
October 29, 2019

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 39

ADDITIONAL INFORMATION

For the year ended August 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2019 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

40 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Bock and Ms. Durnin, serve as Trustees of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as a Trustee of 37 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 41

Independent Trustees

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)       Trustee since 2006.            Private investor (2004 - 2008 and              Director, Broadridge
Chairman of the Board      Serves until a successor       2013 - present); Chairman (2008 -  2013)       Financial Solutions,
and Trustee                trustee is elected or earlier  and Chief Executive Officer (2008 -            Inc. (investor
                           retirement or removal.         2012), Quadriserv, Inc. (technology            communications and
                                                          products for securities lending industry);     securities processing
                                                          and Senior Executive Vice President, The       provider for financial
                                                          Bank of New York (financial and securities     services industry)
                                                          services) (1986 - 2004)                        (2009 - present);
                                                                                                         Director, Quadriserv,
                                                                                                         Inc. (2005 - 2013);
                                                                                                         and Commissioner, New
                                                                                                         Jersey State Civil
                                                                                                         Service Commission
                                                                                                         (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner,       Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Jr. (68)                   Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company, LLC,
Trustee                    trustee is elected or earlier  (law firm).                                    (privately-held community
                           retirement or removal.                                                        newspaper group)
                                                                                                         (2015-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)         Trustee since 2005.            Managing Partner, Federal City Capital         Director of New York
Trustee                    Serves until a successor       Advisors (corporate advisory services          Mortgage Trust (publicly-
                           trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     traded mortgage REIT)
                           retirement or removal.         Interim Chief Executive Officer, Oxford        (2004 - 2009, 2012 -
                                                          Analytica, Inc. (privately held research       present); Director of The
                                                          and consulting company) (2010); Executive      Swiss Helvetia Fund, Inc.
                                                          Vice President and Chief Financial             closed-end fund) (2010 -
                                                          Officer, I-trax, Inc. (publicly traded         2017); Director of Oxford
                                                          health care services company) (2004 -          Analytica, Inc. (2008 -
                                                          2007); and Executive Vice President and        2015); and Director of
                                                          Chief Financial Officer, Pedestal Inc.         Enterprise Community
                                                          (internet-based mortgage trading company)      Investment, Inc.
                                                          (2000 - 2002); Private Consultant (1995 -      (privately-held affordable
                                                          1997); Managing Director, Lehman Brothers      housing finance company)
                                                          (1992 - 1995); and Executive, The World        (1985 - 2010)
                                                          Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------


42 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)          Trustee since 2019.            Managing Director - Head of Product            None
Trustee                    Serves until a successor       Strategy and Development, BNY Mellon
                           trustee is elected or earlier  Investment Management (2012-2018); Vice
                           retirement or removal.         Chairman - The Dreyfus Corporation
                                                          (2005 - 2018): Executive Vice President
                                                          Head of Product, BNY Mellon Investment
                                                          Management (2007-2012); Executive
                                                          Director- Product Strategy, Mellon Asset
                                                          Management (2005-2007); Executive Vice
                                                          President Head of Products, Marketing
                                                          and Client Service, Dreyfus Corporation
                                                          (2000-2005); and Senior Vice President
                                                          Strategic Product and Business Development,
                                                          Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)  Trustee since 2008.            William Joseph Maier Professor of              Trustee, Mellon
Trustee                    Serves until a successor       Political Economy, Harvard University          Institutional Funds
                           trustee is elected or earlier  (1972 - present)                               Investment Trust and
                           retirement or removal.                                                        Mellon Institutional
                                                                                                         Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios in
                                                                                                         fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)  Trustee since 1997.            Founding Director, Vice-President and          None
Trustee                    Serves until a successor       Corporate Secretary, The Winthrop Group,
                           trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                           retirement or removal.         Desautels Faculty of Management, McGill
                                                          University (1999 - 2017); and Manager of
                                                          Research Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)   Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                    (Advisory Trustee from         (healthcare workers union pension
                           2014 - 2017) Serves            funds) (2001 - present); Vice President -
                           until a successor trustee      International Investments Group, American
                           is elected or earlier          International Group, Inc. (insurance
                           retirement or removal.         company) (1993 - 2001); Vice President -
                                                          Corporate Finance and Treasury Group,
                                                          Citibank, N.A. (1980 - 1986 and 1990 -
                                                          1993); Vice President - Asset/Liability
                                                          Management Group, Federal Farm Funding
                                                          Corporation (government-sponsored issuer
                                                          of debt securities) (1988 - 1990);
                                                          Mortgage Strategies Group, Shearson Lehman
                                                          Hutton, Inc. (investment bank) (1987 -
                                                          1988); and Mortgage Strategies Group,
                                                          Drexel Burnham Lambert, Ltd. (investment
                                                          bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 43

Independent Trustees (continued)

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)   Trustee since 1997.            President and Chief Executive Officer,         Director of New America
Trustee                    Serves until a successor       Metric Financial Inc. (formerly known as       High Income Fund, Inc.
                           trustee is elected or earlier  Newbury Piret Company) (investment banking     (closed-end investment
                           retirement or removal.         firm) (1981 - present)                         company) (2004 - present);
                                                                                                         and Member, Board of
                                                                                                         Governors, Investment
                                                                                                         Company Institute
                                                                                                         (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)     Trustee since 2014.            Consultant (investment company services)       None
Trustee                    Serves until a successor       (2012 - present); Executive Vice President,
                           trustee is elected or earlier  BNY Mellon (financial and investment
                           retirement or removal.         company services) (1969 - 2012); Director,
                                                          BNY International Financing Corp.
                                                          (financial services) (2002 - 2012);
                                                          Director, Mellon Overseas Investment Corp.
                                                          (financial services) (2009 - 2012);
                                                          Director, Financial Models (technology)
                                                          (2005-2007); Director, BNY Hamilton Funds,
                                                          Ireland (offshore investment companies)
                                                          (2004-2007); Chairman/Director, AIB/BNY
                                                          Securities Services, Ltd., Ireland
                                                          (financial services) (1999-2006); and
                                                          Chairman, BNY Alternative Investment
                                                          Services, Inc. (financial services)
                                                          (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------


44 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Interested Trustees

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*        Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and     Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer    trustee is elected or earlier  September 2014); Director, CEO and
                           retirement or removal          President of Amundi Pioneer Asset
                                                          Management, Inc. (since September 2014);
                                                          Director, CEO and President of Amundi
                                                          Pioneer Distributor, Inc. (since September
                                                          2014); Director, CEO and President of
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc. (since September 2014);
                                                          Chair, Amundi Pioneer Asset Management
                                                          USA, Inc., Amundi Pioneer Distributor,
                                                          Inc. and Amundi Pioneer Institutional
                                                          Asset Management, Inc. (September 2014 -
                                                          2018); Managing Director, Morgan Stanley
                                                          Investment Management (2010 - 2013);
                                                          Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management
                                                          (2005 - 2010); and Director of Amundi USA,
                                                          Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*    Trustee since 2014.            Director and Executive Vice President          None
Trustee                    Serves until a successor       (since 2008) and Chief Investment Officer,
                           trustee is elected or earlier  U.S. (since 2010) of Amundi Pioneer Asset
                           retirement or removal          Management USA, Inc.; Director and
                                                          Executive Vice President and Chief
                                                          Investment Officer, U.S. of Amundi Pioneer
                                                          (since 2008); Executive Vice President and
                                                          Chief Investment Officer, U.S. of Amundi
                                                          Pioneer Institutional Asset Management,
                                                          Inc. (since 2009); Portfolio Manager of
                                                          Amundi Pioneer (since 1999); and Director
                                                          of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
 * Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 45

Fund Officers

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.             Since 2003. Serves at the      Vice President and Associate General           None
Kelley (54)                discretion of the Board        Counsel of Amundi Pioneer since January
Secretary and                                             2008; Secretary and Chief Legal Officer of
Chief Legal Officer                                       all of the Pioneer Funds since June 2010;
                                                          Assistant Secretary of all of the Pioneer
                                                          Funds from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Amundi Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)     Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary        discretion of the Board        since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Amundi Pioneer from December 2003 to
                                                          November 2006; and Senior Paralegal of
                                                          Amundi Pioneer from January 2000 to
                                                          November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)          Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary        discretion of the Board        2013 and Assistant Secretary of all the
                                                          Pioneer Funds since June 2010; and Counsel
                                                          of Amundi Pioneer from June 2007 to
                                                          May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)       Since 2008. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and              discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Chief Financial and                                       Funds since March 2008; Deputy Treasurer
Accounting Officer                                        of Amundi Pioneer from March 2004 to
                                                          February 2008; and Assistant Treasurer of
                                                          all of the Pioneer Funds from March 2004
                                                          to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)      Since 2000. Serves at the      Director - Fund Treasury of Amundi             None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2002. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)      Since 2009. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer        discretion of the Board        Pioneer since November 2008; Assistant
                                                          Treasurer of all of the Pioneer Funds
                                                          since January 2009; and Client Service
                                                          Manager - Institutional Investor Services
                                                          at State Street Bank from March 2003 to
                                                          March 2007
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves at the      Managing Director, Chief Compliance            None
Chief Compliance Officer   discretion of the Board        Officer of Amundi Pioneer Asset Management;
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc.; and the Pioneer Funds
                                                          since September 2018; and Chief Compliance
                                                          Officer of Amundi Pioneer Distributor, Inc.
                                                          since January 2014
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2006. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                 discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                        Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 47

                          This page is for your notes.

48 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

                          This page is for your notes.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 49

                          This page is for your notes.

50 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

                          This page is for your notes.

                    Pioneer Disciplined Growth Fund | Annual Report | 8/31/19 51

                          This page is for your notes.

52 Pioneer Disciplined Growth Fund | Annual Report | 8/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19430-13-1019



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.


The audit fees for the Trust were $23,000 payable to Ernst & Young LLP for the year ended
August 31, 2019 and $23,000
for the year ended August 31, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
August 31, 2019 and $8,028
for the year ended August 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
August 31, 2019 and $8,028 for the year
ended August 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 1, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 1, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 1, 2019

* Print the name and title of each signing officer under his or her signature.